Rule 497(e)
File No. 333-72511

CALAMOS ADVISORS TRUST

(the “Trust”)

Calamos U.S. Equity Autocallable VIP Fund

(the “Fund”)

Supplement dated June 23, 2026

to the Fund’s Prospectus dated June 23, 2026

This supplement updates certain information contained in the Fund’s Prospectus and should be attached to the Prospectus and retained for future reference. Capitalized terms not defined herein have the same meaning as in the Fund’s Prospectus.

This Supplement to the Prospectus (this “Supplement”) supplements the Prospectus of the Calamos U.S. Equity Autocallable VIP Fund (the “Fund”), a series of the Calamos Advisors Trust (the “Trust”), dated June 23, 2026.

Although the Fund’s registration statement has become effective under the Securities Act of 1933, as amended, shares of the Fund are not yet available for purchase. The Fund is not currently available as an investment option under any variable annuity or variable life insurance contract. The Fund expects to become available through participating insurance company separate accounts at a future date to be announced.

Investors will be notified of the availability of the Fund’s shares through a subsequent supplement to this Prospectus or through other means of notice as required by applicable law. Until such notice is provided, no offers, purchases, or redemptions of shares of the Fund will be accepted.

The Fund is intended to serve as an investment option for variable annuity and variable life insurance contracts issued by insurance companies. Shares of the Fund will be available only to insurance company separate accounts that have entered into participation agreements with the Trust. The availability of the Fund as an investment option under a particular variable contract will depend on the terms and conditions of the relevant participation agreement and the applicable variable contract.

This Supplement is not an offer to sell or a solicitation of an offer to buy shares of the Fund.

Please retain this supplement for future reference.